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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report:  January 2, 1996





                         WESTERN MICRO TECHNOLOGY, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         California                 0-11560             94-2414428
-----------------------------    -------------    -----------------------
 (State or Other Jurisdiction     (Commission         (I.R.S. Employer
      of Incorporation)           File Number)     Identification Number)



          254 East Hacienda, Campbell, CA              95008
      ---------------------------------------       ----------
      (Address of principal executive offices)      (Zip Code)



                                 (408) 379-0177
                            ------------------------
                         (Registrant's telephone number,
                              including area code)

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Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

          On January 2, 1996, Registrant acquired substantially all of the assets and the associated goodwill of R&D Hardware Systems Company of Colorado, a Colorado corporation ("Hardware"), pursuant to the terms of an Asset Purchase Agreement dated as of the same date (the "Agreement"). The consideration paid by the Registrant consisted of 125,000 shares of its Common Stock and $1 million in cash. The assets acquired consisted of cash, inventory and accounts receivable and the Registrant agreed to assume certain related trade accounts payable.

          One hundred thousand dollars and 12,500 shares have been placed in escrow as security for the collection of the accounts receivable, sale of the inventory and certain indemnity obligations Hardware owes to the Registrant.

          In addition, Hardware shall receive an earn-out payment as follows:

     (a) Within thirty (30) days after each of the four (4) six (6) month periods ending June 30, 1996, December 31, 1996, June 30, 1997 and December 31, 1997, WMT shall calculate, and deliver notice of such calculation to Hardware (the "Calculation"), an earn-out payment to be paid to Hardware if Hardware Gross Profit Dollars, as defined below, during any such six (6) month period exceed $437,500 (the "Earn-Out Payments"), as follows: The Earn-Out Payment shall equal $15,000 for each $25,000 of Hardware Gross Profit Dollars earned in excess of $437,500 in each six (6) month period up to an aggregate amount of $187,500.

     Notwithstanding the foregoing, (i) if at the time of payment of the Earn-Out Payment for the six (6) month period ended December 31, 1997 the cumulative Hardware Gross Profit Dollars for the four (4) six (6) month periods exceeds $4,000,000, WMT shall include in such Earn-Out Payment an additional amount equal to $105,000; and (ii) if during any of the three (3) six (6) month periods ended June 30, 1996, December 31, 1996 and June 30, 1997 Hardware Gross Profit Dollars do not result in an Earn-Out Payment for any such period, the Hardware Gross Profit Dollars for the period for which no Earn-Out Payment was made shall be included in the next period for the purpose of calculating the next period's Earn-Out Payment and the Earn-Out Payment for the next period shall equal $15,000 for each $25,000 of Gross Profit Dollars earned in excess of $437,500 times the number of periods for which no Earn-Out Payment was made up to an aggregate amount of $187,500 times the number of periods for which no Earn-Out Payment was made. For example, assume that Hardware Gross Profit Dollars equal $400,000 for the six month period ended June 30, 1996 and that Hardware Gross Profit Dollars equal $1,250,000 for the twelve month period ended December 31, 1996. No Earn-Out Payment would be earned or paid for the period ended June 30, 1996 because the Hardware Gross Profit Dollars did not exceed $437,500; however, on a cumulative basis the Earn-Out Payment for the period ended December 31, 1996 would equal $225,000 [$1,250,000 - ($437,500 X 2) =
$375,000 / $25,000 = 15 X $15,000 = $225,000.]

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     (b)  The Earn-Out Payments, and any interest accrued thereon, shall be paid in shares of WMT Common. The value of the WMT Common will be calculated based on the ten (10) day simple average of the closing prices of WMT Common in the last ten (10) trading days of the six month period for which the Earn-Out
Payment relates (the "Average"); provided, however that (i) if the Average exceeds $12.00 per share, the value of the WMT Common will be calculated based on $12.00 per share, and (ii) if the Average is less than $3.00 per share and in satisfaction of the Earn-Out Payment WMT is required to issue 31,250 shares of WMT Common, WMT shall also make a cash payment to Hardware at the time of payment of the WMT Common equal to the difference between the Earn-Out Payment and the WMT Common times the Average times .3333. Notwithstanding the above, WMT shall not be required to issue more than an aggregate amount of 125,000 shares of WMT Common under the Earn-Out or 31,250 shares during any six month period.

     (c) Hardware Gross Profit Dollars shall be calculated on the following sales ("Hardware Sales"):

          1.  WMT sales to dealers identified on SCHEDULE 2.5;

          2. Sales to dealers that are recruited after the date of Closing as dealers for WMT by any of the Hardware employees identified on
     SCHEDULE 5.4, or by any person hired as his or her direct replacement;
     and

          3. Sales to any person or entity that was an affiliate of Hardware as of January 2, 1996. For the purpose of this Agreement, "affiliate" shall include any person or entity who directly or indirectly controls, is controlled by or under common control with Hardware.

     Hardware Gross Profit Dollars shall mean gross Hardware Sales net of returns and customary allowances (excluding allowance for doubtful accounts but including actual write-offs) less the actual (specifically identifiable) product cost net of manufacturers' price protection and other nonpromotional manufacturer cost reductions ("Hardware Costs") determined in accordance with generally accepted accounting principles consistent with Hardware's audited financial statements for the year ended December 31, 1994 and the policies and procedures set forth in the notes thereto.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial statements of business acquired.

               Financial statements required by this Item 7(a) will be filed as soon as practicable, and not later than March 17, 1996.

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          (b)  Pro forma financial information.

               Pro forma financial statements required by this Item 7(b) will be filed as soon as practicable, and not later than March 17, 1996.

          (c)   Exhibits.

               2.1 Asset Purchase Agreement dated January 2, 1996 between Western Micro Technology, Inc. and R&D Hardware Systems Company of Colorado. Schedules to this Agreement omitted from this report will be furnished to the Securities and Exchange Commission upon request.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  January 17, 1996.

                            WESTERN MICRO TECHNOLOGY, INC.



                            By     /s/ James W. Dorst
                               ------------------------------------
                                      James W. Dorst
                                 Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                   Description
-----------                   -----------

     2.1     Asset Purchase Agreement dated January 2,
             1996 between Western Micro Technology, Inc.
             and R&D Hardware Systems Company of
             Colorado.  Schedules to this Agreement
             omitted from this report will be furnished to the Securities and Exchange Commission upon request.

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